EXHIBIT 23.1


        CONSENT OF FRANCIS AND COMPANY, CPAS, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Thomasville Bancshares, Inc. of our report dated March 4, 2003 with respect to the consolidated financial statements of Thomasville Bancshares, Inc. included in its Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                      /s/  Francis and Company, CPAs



Atlanta, Georgia
November 17, 2003